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Independent Accountants’ Report on Applying Agreed-Upon Procedures

BMW Financial Services NA, LLC (the “Company”)
Merrill Lynch, Pierce, Fenner & Smith Incorporated
(collectively, the “Specified Parties”)

Re:	BMW Vehicle Lease Trust 2016-1 Asset Backed Notes

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to the portfolio of lease contracts which we were informed are intended to be included as collateral in the offering of the BMW Vehicle Lease Trust 2016-1 Asset Backed Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the results to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The phrase “Lease File Review Cutoff Date” means November 30, 2015.
•	The phrase “Title Documents” means Certificate of Title, Application for Title, Lien Statement or Electronic Title Document.
•	The phrase “Company’s Database System” means collectively the Company’s Customer Express, Funding and LoanCenter systems.
•
The phrase “Source Documents” means the Motor Vehicle Lease Agreement, Modification Letter, Customer’s Billing Statement, Title Documents, Title Request Form, Company’s Customer Express System, Company’s Funding System, Company’s LoanCenter System, ALG Files and ALG Residual File and additional information provided by the Company.

•	The phrase “Lease File Review Data File” means the computer file containing information on 33,400 lease contracts as of the Lease File Review Cutoff Date provided by the Company on December 2, 2015.
•	The phrase “ALG” means the Automotive Lease Guide.
•	The phrase “ALG Files” means the computer files containing information from the ALG Website provided by the Company as of the Lease File Review Cutoff Date.

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

BMW Vehicle Lease Trust 2016-1 Asset Backed Notes
December 15, 2015

•	The phrase “ALG Residual File” means the computer file containing the ALG Residual Amounts from ALG as of the Lease File Review Cutoff Date.
•	The phrase “Lease File Review ALG Residual Amount” means the ALG Residual Amount derived from the ALG Residual File as of the Lease File Review Cutoff Date.
The Company is responsible for the information contained in the Source Documents, Lease File Review Data File, ALG Files and ALG Residual File.

We were instructed by the Company to randomly select 100 lease contracts from the Lease File Review Data File (the “Selected Lease Contracts”).

At the request of the Specified Parties, for each Selected Lease Contract, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the Source Documents.

Attribute	Source Document(s)
Lease Number	Company’s Customer Express System
First Payment Date	Motor Vehicle Lease Agreement
Monthly Base Payment Amount	Motor Vehicle Lease Agreement or the Modification Letter
Original Term to Maturity	Motor Vehicle Lease Agreement
Maturity Date	Motor Vehicle Lease Agreement or the Customer’s Billing Statement
State of Registration	Certificate of Title, Application for Title, Lien Statement, Electronic Title Document or Title Request Form
Vehicle Identification Number	Motor Vehicle Lease Agreement
Vehicle Model Year	Motor Vehicle Lease Agreement
Adjusted Manufacturer’s Suggested Retail Price	Motor Vehicle Lease Agreement or the Company’s Funding System
FICO Credit Score	Company’s Funding or LoanCenter Systems
Recomputed Adjusted Capitalized Cost	Motor Vehicle Lease Agreement
Recomputed Remaining Term to Maturity	Motor Vehicle Lease Agreement
Recomputed Days Past Due	Company’s Database System
Recomputed ALG Residual Amount	ALG Files and ALG Residual File
Certificate of Title	Title Documents

A.	For purposes of comparing the Maturity Date, we were instructed by the Company to deem the Maturity Date to be in agreement if the difference was not greater than 1 day.
B.
For purposes of comparing the Adjusted Capitalized Cost, we were instructed by the Company to recompute the Adjusted Capitalized Cost (the “Recomputed Adjusted Capitalized Cost”) as the difference between the Gross Capitalized Cost and the Capital Cost Reduction as set forth in the

BMW Vehicle Lease Trust 2016-1 Asset Backed Notes
December 15, 2015

Motor Vehicle Lease Agreement. We compared this amount to the Adjusted Capitalized Cost appearing on the Lease File Review Data File.
C.
For purposes of comparing the Remaining Term to Maturity, we were instructed by the Company to recompute the Remaining Term to Maturity (the “Recomputed Remaining Term to Maturity”) using the First Payment Date and the Original Term to Maturity contained in the Motor Vehicle Lease Agreement. We compared this amount to the Remaining Term to Maturity appearing on the Lease File Review Data File.

D.
For purposes of comparing the Days Past Due, we were instructed by the Company to recompute the Days Past Due (the “Recomputed Days Past Due”) as follows and compared this amount to the Days Past Due appearing on the Lease File Review Data File.

1.
If the paid through date set forth in the Company’s Database System was prior to the Lease File Review Cutoff Date, we recalculated the number of days past due as the number of days between the Lease File Review Cutoff Date and the due date set forth in the Company’s Database System.

2.	If the paid through date set forth in the Company’s Database System was on or after the Lease File Review Cutoff Date, we assumed the number of days past due was zero.
E.
For purposes of comparing the ALG Residual Amount, we were instructed by the Company to recompute the ALG Residual Amount (the “Recomputed ALG Residual Amount”) as the lesser of (A) the ALG Residual Amount at Inception (defined below) and (B) the Lease File Review ALG Residual Amount and compared this amount to the ALG Residual Amount appearing on the Lease File Review Data File. For purposes of this procedure, the Company instructed us to deem the Recomputed ALG Residual Amount to be in agreement if the difference was not greater than $0.01.

1.
The “ALG Residual Amount at Inception” is equal to the product of (x) the manufacturer’s suggested retail price and (y) the sum of the (i) ALG percentage and (ii) mileage adjustment percentage (using the amounts from the ALG Files for items (y)(i) and (y)(ii)).

2.
As instructed by the Company, the mileage adjustment percentage was the mileage at inception adjustment percentage (the “Inception Adjustment Percentage”) or the mileage allowance adjustment percentage (the “Mileage Allowance Adjustment Percentage”). The mileage adjustment percentage would be equal to the following:

i.	If the mileage on the odometer disclosure statement was greater than or equal to 500 miles, then the Inception Adjustment Percentage.
ii.	If the mileage on the odometer disclosure statement was less than 500 miles, then the Mileage Allowance Adjustment Percentage.
F.
We observed the Title Documents in each of the customer files noting the Company’s security interest (lien) in the motor vehicle in that Financial Services Vehicle Trust is named as the owner of the vehicle on any of the observed Title Documents. We did not perform any procedures to determine if the Title Documents complied with the Company's guidelines for preparation and we make no representation to the validity of the security interest.

BMW Vehicle Lease Trust 2016-1 Asset Backed Notes
December 15, 2015

We found the information listed above regarding the Selected Lease Contracts to be in agreement with the corresponding information in the respective Source Documents, the Company’s Database System or other documents as noted above.

There were no conclusions that resulted from the procedures.

We were not engaged to, and did not conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the information referred to above. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Source Documents, Lease File Review Data File or provided by the Company, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the lease contracts or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Source Documents, Lease File Review Data File, ALG Files, ALG Residual File or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the lease contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such lease contract being securitized, (iii) the compliance of the originator of the lease contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the lease contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the BMW Financial Services NA, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

December 15, 2015